UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 19, 2006
RES-CARE, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky (State or other jurisdiction of incorporation)	0-20372 (Commission File Number)	61-0875371 (IRS Employer Identification No.)

10140 Linn Station Road, Louisville, Kentucky (Address of principal executive offices)		40223 (Zip code)
(502) 394-2100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2.02 Results of Operations and Financial Condition.
     On December 19, 2006, Res-Care, Inc. issued a press release providing full-year 2007 guidance, including diluted earnings per share in the range of $1.24 to $1.28 and projected revenues of approximately $1.43 billion. A copy of the press release is included as Exhibit 99.1 to this report.
Item 9.01 Financial Statements & Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated December 19, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

Date: December 20, 2006	By	/s/ Ralph G. Gronefeld, Jr.

Ralph G. Gronefeld, Jr. President and CEO

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Press release dated December 19, 2006.